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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 31, 2001
                                                           ------------


                             CONTINUCARE CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    FLORIDA                                 1-12115                          59-2716023
 ----------------------------------------------     ------------------------      ---------------------------------
 (STATE OR OTHER JURISDICTION OF INCORPORATION)     (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION NO.)

                             CONTINUCARE CORPORATION
                               80 S.W. 8TH STREET
                                   SUITE 2350
                              MIAMI, FLORIDA 33130
                     ---------------------------------------
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (305) 350-7515
                                                          --------------



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ITEM 5. OTHER EVENTS

         On May 31, 2001, Continucare Corporation announced that it did not make its semi-annual interest payment on its Convertible Subordinated Notes due 2002 within the 30 day grace period because the Company is continuing its discussions to restructure the Notes. The press release dated May 31, 2001 is attached hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  The following exhibit is filed as part of this Report on Form 8-K:

                  Exhibit 99.1.     Press release of the Company, dated
                                    May 31, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONTINUCARE CORPORATION

Date:  June 5, 2001                  By: /s/ Spencer J. Angel
                                        -------------------------------------
                                        Spencer J. Angel
                                        Chief Executive Officer and President


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